EXHIBIT 10.40

The portions of this exhibit marked with “[***]” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would like cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 3 TO CREDIT AGREEMENT
This Amendment No. 3 to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated as of March 8, 2022, is made by and among SANMINA CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Borrower, the Administrative Agent, and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 30, 2018 (as has been and as may further be amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which such Lenders agreed to provide the Borrower with a revolving credit facility and a delayed draw term loan facility; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to permit certain Investments and certain Asset Dispositions in connection with the formation of a joint venture, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;
A G R E E M E N T:
NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, on the Amendment No. 3 Effective Date:
(a)    New definitions of “Sanmina India Joint Venture” and “Sanmina India Joint Venture Documents” shall be added to Section 1.01 of the Credit Agreement, in alphabetical order, to read as follows:
““Sanmina India Joint Venture” means the joint venture formed or to be formed in accordance with the terms of the Sanmina India Joint Venture Documents.
“Sanmina India Joint Venture Documents” means (a) that certain Joint Venture and Shareholders’ Agreement among the Borrower, Reliance Strategic Business Ventures Limited (“Reliance”), Sanmina-SCI India Private Limited (“Sanmina India”) and Sanmina-SCI Systems Singapore Pte Ltd (“Sanmina Singapore”), (b) that certain Share Subscription and Purchase Agreement (the “SSPA”) among the Borrower, Reliance, Sanmina India, Sanmina Singapore and AET Holdings Limited and (c) and those certain documents defined as Transaction Documents in the SSPA.”

(b)    Section 7.02 of the Credit Agreement (Permitted Liens) shall be amended as follows:
(i)    the “and” at the end of Section 7.02(gg) shall be deleted;
(ii)    the “.” at the end of Section 7.02(hh) shall be deleted and replaced with “; and”; and
(iii)    a new clause (ii) shall be added at the end of Section 7.02 to read as set forth below:
“(ii) licenses of Intellectual Property to the Sanmina India Joint Venture pursuant to Sanmina India Joint Venture Documents and not interfering in any material respect with the ordinary conduct of business of the Borrower and its Subsidiaries.”
(c)    Section 7.04 of the Credit Agreement (Restricted Investments) shall be amended as follows:
(i)    the “and” at the end of Section 7.04(t) shall be deleted;
(ii)    the word “and” shall be added to the end of Section 7.04(u); and
(iii)    a new clause (v) shall be added to the end of Section 7.04 to read as set forth below:
“(v)    Investments in the Sanmina India Joint Venture in connection with the consummation of the transactions contemplated by Sanmina India Joint Venture Documents on or before the later to occur of (i) the Long Stop Date as defined in the SSPA, (ii) the Closing as defined in the SSPA, (iii) the termination of the SSPA and (iv) [***] months after the Execution Date as defined in the SSPA;”.
(d)    Section 7.05 of the Credit Agreement (Disposition of Assets) shall be amended as follows:
(i)    the “and” at the end of Section 7.05(t) shall be deleted;
(ii)    the “.” at the end of Section 7.05(u) shall be replaced with “; and”; and
(iii)    a new clause (v) shall be added to the end of Section 7.05 to read as set forth below:
    “(v)    Asset Dispositions of Sanmina-SCI India Private Limited in connection with the consummation of the Sanmina India Joint Venture Documents.”
(e)    Section 7.11 of the Credit Agreement (Restrictive Agreements) shall be amended as follows:
(i)    the “and” at the end of Section 7.11(xviii) shall be deleted;
(ii)    the “.” at the end of Section 7.11(xix) shall be replaced with “; and”; and
(iii)    a new clause (xx) shall be added to the end of Section 7.11 to read as set forth below:

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    “(xx)    contained in the Sanmina India Joint Venture Documents with respect to Sanmina-SCI India Private Limited and Sanmina-SCI Technology India Private Limited or the pledge of the shares thereof.”
2.    Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the last date each of the following conditions are satisfied (the “Amendment No. 3 Effective Date”): (a) the receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Borrower and the Required Lenders, in each case which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and (b) the Administrative Agent shall have received all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) that have been requested to be paid.
3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, both before and after giving effect to this Amendment, as follows:
(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;
(b)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)    no Default has occurred and is continuing.
4.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement. This Amendment constitutes a Loan Document.
5.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
6.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
7.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
8.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

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9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
10.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
SANMINA CORPORATION

By: /s/ Brian Wszolek
Name: Brian Wszolek
Title: Vice President and Treasurer

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BANK OF AMERICA, N.A, as Administrative Agent

By:/s/ Christine Trotter
Name: Christine Trotter
Title:     Vice President

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BANK OF AMERICA, N.A, as a Lender, Swing Line Lender and an Issuing Lender
By: /s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President

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BANK OF THE WEST, as a Lender and an Issuing Lender

By: /s/ Scott Bruni
Name: Scott Bruni
Title: Director

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

TRUIST BANK, as a Lender

By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Anne Margarette Robles
Name: Anne Margarette Robles
Title: Director

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Carmen-Christina Kelleher
Name: Carmen-Christina Kelleher
Title: Vice President

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page

UNITED OVERSEAS BANK, LIMITED, LOS ANGELES AGENCY, as a Lender

By: /s/ Eriberto de Guzman
Name: Eriberto de Guzman
Title: Managing Director

By: /s/ Brian Ike
Name: Brian Ike
Title: First Vice President

Sanmina Corporation
Amendment No. 3 to Credit Agreement
Signature Page